Inventories	12 Months Ended
Jun. 30, 2018
Inventories [Abstract]
Inventories
INVENTORIES

ACCOUNTING POLICY
Inventories, which include bullion on hand, gold-in-process, gold in lock-up, ore stockpiles and consumables, are measured at the lower of cost and net realisable value. Net realisable value is assessed at each reporting date and is determined with reference to relevant market prices.
The cost of bullion, gold-in process and gold in lock-up is determined by reference to production cost, including amortisation and depreciation at the relevant stage of production. Ore stockpiles are valued at average production cost. Stockpiles and gold in lock-up are classified as non-current assets where the stockpile exceeds current processing capacity and where a portion of static gold in lock-up is expected to be recovered more than 12 months after balance sheet date.
Gold in-process inventories represent materials that are currently in the process of being converted to a saleable product. In-process material is measured based on assays of the material fed to process and the projected recoveries at the respective plants. In-process inventories are valued at the average cost of the material fed to process attributable to the source material coming from the mine or stockpile plus the in-process conversion costs, including the applicable depreciation relating to the process facility, incurred to that point in the process. Gold in-process includes gold in lock-up which is generally measured from the plants onwards.
Gold in lock-up is expected to be extracted when plants are demolished at the end of their useful lives, which is largely dependent on the estimated useful life of the operations feeding the plants.
At the group’s open pit operations, gold in-process represents production in broken ore form.

Consumables are valued at weighted average cost value after appropriate allowances for slow moving and redundant items.

CRITICAL ACCOUNTING ESTIMATES AND JUDGEMENTS
Judgement in applied in estimating the provision for stock obsolescence. The provision is recognised, on items not considered critical, as a percentage of the value of the inventory depending on the period elapsed since the inventory was purchased or issued. Inventory held for longer than 5 years is written down to zero unless there is sufficient evidence of a recoverable amount.

	US dollar
Figures in million	2018	2017

Gold in lock-up	3	3
Gold in-process, ore stockpiles and bullion on hand[1]	45	21
Consumables at weighted average cost (net of provision)[2]	82	65

Total inventories	130	89
Non-current portion of gold in lock-up and gold in-process	(3)	(3)

Total current portion of inventories	127	86

Included in the balance above is:
Inventory valued at net realisable value	15	15

[1] The restoration of run-of-mine stockpiles at Hidden Valley was the main reason for the increase in ore stockpiles.
[2] The increase in consumables is mainly as a result of Hidden Valley and the Moab Khotsong acquisition. Refer to note14 for more information.
During the year, an increase of US$2.3 million (2017: US$2.8 million) to the provision for slow moving and redundant stock was made. The increase in 2018 and 2017 in the provision was primarily the result of additional redundant stock items identified in PNG and provided for. The total provision at 30 June 2018 was US$20.4 million (2017: US$19.0 million).